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                                                                   EXHIBIT 10.11

                                   APPENDIX A

                            SERIES 2000-1 DEFINITIONS

         Terms used herein and not otherwise defined have the meanings assigned to such terms in Appendix I to the Administrative Agency Agreement. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix I, or incorporated by reference therein, the definitions set forth herein shall be controlling.

         "Accounts Control Agreement" shall mean the securities account control agreement dated as of [ ], 2000 among the Lease Trust, the Indenture Trustee, as secured party and The Chase Manhattan Bank, as the securities intermediary, as amended or supplemented from time to time.

         "Additional Fee Released Amount" shall mean, with respect to any Collection Period, the sum of all Additional Fees received from Lessees with respect to Series 2000-1 Leases during such Collection Period.

         "Additional Payment" shall mean, with respect to any Payment Date, an amount equal to the Cash Collateral Amount (after giving effect to (i) the withdrawal of the Cash Collateral Required Draw Amount pursuant to Section 8.4(a) of the Indenture and (ii) the aggregate amounts required to be deposited to the Cash Collateral Account pursuant to Section 6.5 of the Program Operating Lease without regard to Section 6.6 thereof) minus the Required Cash Collateral Amount, in each case, on such Payment Date.

         "Additional Series 2000-1 Assets" shall have the meaning set forth in
Section 1.1 (d) of the Series 2000-1 Supplement.

         "Additional Series 2000-1 Cut-Off Date" shall mean, with respect to any Additional Series 2000-1 Assets, the first day of the Collection Period during which such Additional Series 2000-1 Assets were allocated to the Series 2000-1 Certificates.

         "Additional Series 2000-1 Lease" shall mean any Lease which is an Additional Series 2000-1 Asset.

         "Additional Series 2000-1 Leased Vehicle" shall mean any Leased Vehicle which is an Additional Series 2000-1 Asset.



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         "Additional Series 2000-1 Specification Notice" shall have the meaning set forth in Section 1.1 of the Series 2000-1 Supplement.

         "Adjusted Pool Balance" shall mean, with respect to any Payment Date, the sum of the Pool Balance as of the first day of the Collection Period in which such Payment Date occurs (after giving effect to any Additional Series 2000-1 Assets on such date but without giving effect to any Series 2000-1 Collections received on such date), plus the Excess Cash Amount, as determined on the first day of the Collection Period in which such Payment Date occurs.

         "Administrative Agency Agreement" shall mean the Amended and Restated Administrative Agency Agreement dated as of [ ], 2000 among Ford Credit, as Administrative Agent, each of FCTT, FCMTT, FCALM and FCAL, as Titling Companies, and U.S. Bank National Association, as Titling Company Agent, as supplemented by the Series 2000-1 Supplement, and as otherwise amended, modified or supplemented from time to time.

         "Aggregate Certificate Balance" shall mean, as of any date, the aggregate Certificate Balances of the Lease Trust Certificates as of such date; provided that in determining whether the holders of Lease Trust Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Lease Trust Certificates owned by the Depositor, the Administrative Agent or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Aggregate Certificate Balance (unless the foregoing Persons or Affiliates of any of them own 100% of the Lease Trust Certificates), except that, in determining whether the Indenture Trustee and Lease Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Lease Trust Certificates that a Responsible Officer (as defined in the Indenture) of the Indenture Trustee, if applicable, and a Responsible Officer (as defined in the Lease Trust Agreement) of the Lease Trustee with direct responsibility for the administration of the Lease Trust Agreement, if applicable, knows to be so owned shall be so disregarded.

         "Aggregate Net Monthly Payment Advances" shall mean, with respect to any Collection Period, an amount, which may be positive or negative, equal to the aggregate Monthly Payment Advances made with respect to Series 2000-1 Leases in accordance with Section 5.4(b) of the Series 2000-1 Supplement during such


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Collection Period minus the aggregate amounts with respect to Series 2000-1
Leases retained by the Administrative Agent or withdrawn from the Series 2000-1 Collection Account pursuant to Section 5.4(c) of the Series 2000-1 Supplement during such Collection Period.

         "Aggregate Excess Proceeds" shall mean, with respect to any Collection Period, the sum of (i) the Excess Early Normal Termination Proceeds with respect to such Collection Period, (ii) the Excess Voluntary Early Termination Proceeds with respect to such Collection Period, and (iii) the Excess Liquidation Proceeds with respect to such Collection Period.

         "Aggregate Sale Proceeds Advances" shall mean, with respect to any Collection Period, an amount equal to the aggregate Sale Proceeds Advances with respect to Series 2000-1 Leased Vehicles made by the Administrative Agent pursuant to Section 5.4 of the Administrative Agency Agreement during such Collection Period.

         "Aggregate Series 2000-1 Residual Losses" shall mean, with respect to any Collection Period, the sum of the Series 2000-1 Residual Losses during such Collection Period.

         "Aggregate Series 2000-1 Securitization Net Credit Losses" shall mean, with respect to any Collection Period, the sum of the Series 2000-1 Securitization Net Credit Losses during such Collection Period, minus Recoveries with respect to such Collection Period.

         "Amortization Date" shall mean [             ], 2001.

         "Amortization Period" shall mean the period from and including the earlier to occur of (i) the Amortization Date and (ii) the close of business on the Business Day immediately preceding the day on which an Early Amortization Event is deemed to have occurred through and including the earlier to occur of the Payment Date on which the Bond Balance has been reduced to zero and the [ ] Payment Date.

         "Applicable Law" shall mean all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority.

         "Asset Contribution Agreement" shall mean the asset contribution agreement



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dated as of [ ], 2000 between Ford Credit, as contributor, and RCL
Trust 2000-1, as contributee.

         "Auction Proceeds" shall mean, with respect to any Series 2000-1 Leased Vehicle which is sold at auction or otherwise disposed of by the Administrative Agent on behalf of the related Titling Company (other than a sale to the related Dealer upon exercise of the Dealer Purchase Option), all amounts received by the Administrative Agent in connection with such sale or disposition

         "Available Funds" shall mean, with respect to any Payment Date, the Available Sale Proceeds plus the Cash Collateral Required Draw Amount plus the Cash Collateral Additional Draw Amount, if any.

         "Available Sale Proceeds" shall mean, with respect to any Payment Date, the Monthly Termination Sale Proceeds from the sale or other disposition of the Series 2000-1 Leased Vehicles for which no Sale Proceeds Advance has been made by the Administrative Agent, plus the Aggregate Sale Proceeds Advances, plus the Aggregate Excess Proceeds, in each case for the related Collection Period.

         "Basic Documents" shall mean the Titling Company Agreements, the Administrative Agency Agreement, the Series 2000-1 Supplement, the RCL Trust Agreement, the Program Operating Lease, the Asset Contribution Agreement, the Transfer Agreement, the Lease Trust Agreement, the Indenture, the Cash Collateral Account Control Agreement, the Accounts Control Agreement, each appendix and exhibit thereto, and each instrument and certificate delivered in connection therewith.

         "Bond Balance" shall mean, with respect to any date, an amount equal to the sum of the Outstanding Amount of the Senior Notes, the Outstanding Amount of the Subordinated Notes and the Aggregate Certificate Balance, in each case as of such date.

         "Cash Collateral Account" shall mean the account designated as such pursuant to Section 3.5(a) of the Program Operating Lease.

         "Cash Collateral Account Certificate" shall mean the certificate designated as such pursuant to Section 8.3(a) of the Indenture.

         "Cash Collateral Account Control Agreement" shall mean the securities account control agreement dated as of [ ], 2000 among RCL Trust 2000-1, the Indenture Trustee, as secured party and The Chase Manhattan Bank, as the securities intermediary, as amended or supplemented from time to time.

         "Cash Collateral Account Property" shall have the meaning set forth in
Section 3.5(a) of the Program Operating Lease.




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         "Cash Collateral Additional Draw Amount" shall mean, with respect to any Payment Date, an amount equal to the Additional Payment for such Payment Date less the portion of such Additional Payment to be applied to make payments on the Subordinated Notes.

         "Cash Collateral Amount" shall mean, with respect to any date of determination, the amount on deposit in the Cash Collateral Account (including any investment earnings (net of losses and investment expenses) accrued through the last day of the Collection Period immediately preceding such date of determination) at the opening of business on such date of determination unless otherwise specified.

         "Cash Collateral Deposit Amount" shall mean, with respect to any Payment Date, the Series 2000-1 Collections (other than Available Sale Proceeds) plus the Aggregate Net Monthly Payment Advances plus all investment earnings (net of losses and investment expenses) on amounts deposited in the Series 2000-1 Collection Account, in each case with respect to the related Collection Period.

         "Cash Collateral Required Draw Amount" shall mean, with respect to any Payment Date, the lesser of (a) the Required Payment for such Payment Date and
(b) the Cash Collateral Amount on the Business Day preceding such Payment Date (after giving effect to the addition of the Cash Collateral Deposit Amount and any Transferor Purchase Option Net Proceeds required to be deposited to the Cash Collateral Account).

         "Certificate Balance" shall mean, with respect to any Lease Trust Certificate, initially, the principal balance of such Lease Trust Certificate on the Series Issue Date, and thereafter, as of any date, such amount minus all amounts distributed with respect to such Lease Trust Certificate as principal pursuant to the Lease Trust Agreement on or before such date.

         "Certificate Interest Rate" shall mean the per annum rate at which interest accrues on the Lease Trust Certificates, which shall be [ ]%.

         "Class" shall mean, with respect to the Senior Notes, all of the Senior Notes having the same Senior Note Interest Rate and the same Stated Maturity.

         "Closing Date" shall mean [                 ], 2000.



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         "Depositor" shall mean RCL Trust 2000-1, a Delaware business trust, as depositor under the Lease Trust Agreement.

         "Discount Rate" shall mean a constant rate equal to [14.5]% per annum.

         "Distribution Date" shall mean the 15th day of each month, and if such day is not a Business Day, the next succeeding Business Day, commencing [ ], 2000.

         "Early Amortization Event" has the meaning set forth in Section 5.1 of the Indenture.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Excess Cash Amount" shall mean, with respect to any Payment Date relating to the Revolving Period, the Bond Balance minus the Pool Balance on the first day of the Collection Period in which such Payment Date occurs (after giving effect to any Additional Series 2000-1 Assets on such date).

         "Excess Early Normal Termination Proceeds" means, with respect to any Collection Period and any Series 2000-1 Lease which has terminated pursuant to an Early Normal Termination, the excess, if any, of the Early Normal Termination Proceeds received with respect to the related Series 2000-1 Leased Vehicle during such Collection Period, over the amount of the Sale Proceeds Advance, if any, with respect to such Series 2000-1 Leased Vehicle.

         "Excess Liquidation Proceeds" means, with respect to any Collection Period and any Series 2000-1 Lease which has become a Liquidated Lease, the excess, if any, of the Liquidation Proceeds received with respect to the related Series 2000-1 Leased Vehicle during such Collection Period, over the amount of the Sale Proceeds Advance, if any, with respect to such Series 2000-1 Leased Vehicle.

         "Excess Voluntary Early Termination Proceeds" means, with respect to any Collection Period and any Series 2000-1 Lease which has terminated pursuant to a Voluntary Early Termination, the excess, if any, of the Voluntary Early Termination Proceeds received with respect to the related Series 2000-1 Leased Vehicle during such Collection Period, over the amount of the Sale Proceeds Advance, if any, with respect to such Series 2000-1 Leased Vehicle.

         "Group 2000-1" means collectively the Specified Interests of each Titling Company represented by a Series 2000-1 Certificate.

         "Indenture" shall mean the indenture dated as of [ ], 2000 between


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the Lease Trust and the Indenture Trustee, as amended or supplemented from time to time.

         "Indenture Event of Default" shall mean any Event of Default (as defined in the Indenture) set forth in Section 5.2 of the Indenture.

         "Indenture Trustee" shall mean The Chase Manhattan Bank, a New York corporation, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee thereunder.

         "Initial Cash Collateral Deposit" shall mean $[                 ].

         "Initial Pool Balance" shall mean $[ ], which is the aggregate Securitization Value of the Series 2000-1 Assets as of the Initial Series 2000-1 Cut-Off Date.

         "Initial Series 2000-1 Assets" shall have the meaning set forth in
Section 1.1 of the Series 2000-1 Supplement.

         "Initial Series 2000-1 Cut-Off Date" shall mean [              ], 2000.

         "Initial Series 2000-1 Lease" shall mean any Lease which is an Initial Series 2000-1 Asset.

         "Initial Series 2000-1 Leased Vehicle" shall mean any Leased Vehicle which is an Initial Series 2000-1 Asset.

         "Interest Accrual Period" shall mean, with respect to any Payment Date, the period from and including the Closing Date (in the case of the first Payment
Date) or from and including the 15th day of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the 15th day of the calendar month in which the Payment Date occurs.

         "Lease Event of Default" shall mean each event of default set forth in
Section 10.1 of the Program Operating Lease.

         "Lease Trust" shall mean Ford Credit Auto Lease Trust 2000-1, a common law trust created under the laws of the State of Delaware, acting by and through The Bank of New York (Delaware), not in its individual capacity but solely as Lease Trustee.




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         "Lease Trust Agreement" shall mean the trust agreement dated as of [ ],
2000 between RCL Trust 2000-1 and the Lease Trustee, as amended or supplemented from time to time.

         "Lease Trust Certificate" shall mean the [ ]% Asset Backed Lease Trust Certificates issued by the Lease Trust pursuant to the Lease Trust Agreement.

         "Lease Trust Certificateholder" shall mean, as of any date, the Person in whose name a Lease Trust Certificate is registered on the Lease Trust Register.

         "Lease Trust Distribution Account" shall mean the account designated as such pursuant to Section 5.1(a) of the Lease Trust Agreement.

         "Lease Trust Estate" shall mean (i) the rights of the Lease Trust under the Series 2000-1 Certificates, (ii) the rights of the Lease Trust as lessor under the Program Operating Lease and amounts payable to the Lease Trust thereunder, (iii) the rights of the Lease Trust in the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account, the Series 2000-1 Payment Account and all funds on deposit from time to time in the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account, the Series 2000-1 Payment Account and in all investments and proceeds thereof (including all investment earnings (net of losses and investment expenses) from amounts on deposit in the Series 2000-1 Collection Account), (iv) the rights of the Lease Trust as assignee of RCL Trust 2000-1 under the Asset Contribution Agreement, (v) the rights of the Lease Trust as Holder of the Series 2000-1 Certificates under the Administrative Agency Agreement and the Series 2000-1 Supplement, (vi) the security interest of the Lease Trust in the Subordinated Notes and in amounts credited to the Cash Collateral Account and the right to make withdrawals from the Cash Collateral Account and (vii) all proceeds of the foregoing.

         "Lease Trust Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Lease Trust Agreement and shall initially be The Chase Manhattan Bank.

         "Lease Trust Register" shall have the meaning set forth in Section 3.4(a) of the Lease Trust Agreement.

         "Lease Trustee" shall mean The Bank of New York (Delaware), not in its individual capacity but solely as trustee under the Lease Trust Agreement, and any successor trustee thereunder.

         "Monthly Pool Balance Decline" shall mean, with respect to any Collection Period, the Adjusted Pool Balance as of the first day of such Collection Period (or in the case of the first Collection Period, the Initial Series 2000-1 Cut-Off Date), minus


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the Pool Balance as of the last day of such Collection Period.

         "Monthly Reinvestment Amount" shall mean, with respect to any Payment Date relating to the Revolving Period, the Monthly Pool Balance Decline with respect to the preceding Collection Period minus the Excess Cash Amount, as determined on the first day of the Collection Period in which such Payment Date occurs. The aggregate Securitization Value of the Leases designated as Additional Series 2000-1 Leases as of the first day of a Collection Period is the Monthly Reinvestment Amount with respect to the Payment Date occurring in such Collection Period.

         "Monthly Remittance Conditions" shall mean, with respect to Series 2000-1 Collections, (i) Ford Credit is the Administrative Agent, (ii) the rating of Ford Credit's short-term unsecured debt is at least P-1 by Moody's and A-1 by S&P and (iii) no Event of Default with respect to Series 2000-1 shall have occurred under the Administrative Agency Agreement.

         "Monthly Termination Sale Proceeds" shall mean, with respect to any Collection Period any Series 2000-1 Leases for which no Sale Proceeds Advance has been made, (i) the sum of the amounts received by the Administrative Agent from the related Lessee or the related Dealer in respect of the Residual Value of the Series 2000-1 Leased Vehicles purchased by the Lessee or the Dealer during such Collection Period, plus (ii) the Net Auction Proceeds received by the Administrative Agent during such Collection Period with respect to the Series 2000-1 Leased Vehicles sold following the termination of the related Series 2000-1 Leases, plus (iii) all amounts collected in respect of Excess Wear and Use and Excess Mileage with respect to any such Series 2000-1 Leased Vehicles, and minus (iv) all amounts required to be remitted to the related Lessees under Applicable Law.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Net Auction Proceeds" shall mean, with respect to any Series 2000-1 Leased Vehicle which is sold at auction or otherwise disposed of by the Administrative Agent (other than a sale to the related Dealer upon exercise of the related Dealer Purchase Option, a sale to the related Lessees or a sale of any Series 2000-1 Leased Vehicle the related Series 2000-1 Lease of which became a Liquidated Lease), the related Auction Proceeds, minus the customary and usual costs incurred by the Administrative Agent in connection with the sale; provided that if RCL Trust 2000-1 exercises the purchase option pursuant to Section 9.1 of the Program Operating Lease with respect to any Series 2000-1 Leased Vehicle, the "Net Auction Proceeds" with respect to such Series 2000-1 Leased Vehicle shall mean the related Transferor


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Purchase Option Price.

         "Outstanding Amount" shall mean, as of any date with respect to (i) any Class of the Senior Notes, the aggregate principal amount of all Senior Notes of the Class which are Outstanding (as defined in the Indenture) on such date and with respect to all of the Senior Notes, the aggregate principal amount of all Senior Notes which are Outstanding (as defined in the Indenture) on such date, in each case as reduced by payments of principal previously made on such Senior Notes and (ii) with respect to the Subordinated Notes, the aggregate principal amount of all Subordinated Notes which are outstanding on such date, in each case as reduced by payments of principal previously made on the Subordinated Notes; provided that in determining whether the holders of Subordinated Notes evidencing the requisite portion or percentage of the Outstanding Amount of the Subordinated Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Subordinated Notes owned by the Lease Trust, the RCL Trust 2000-1, the Administrative Agent or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Outstanding Amount of the Subordinated Notes (unless the foregoing Persons or Affiliates of any of them own 100% of the Subordinated Notes), except that, in determining whether the Indenture Trustee and Lease Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Subordinated Notes that a Responsible Officer (as defined in the Indenture) of the Indenture Trustee, if applicable, and a Responsible Officer (as defined in the Lease Trust Agreement) of the Lease Trustee with direct responsibility for the administration of the Lease Trust Agreement, if applicable, knows to be so owned shall be so disregarded.

         "Payment Date" shall mean the 15th day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day, commencing [ ], 2000.

         "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding, or have a put option exercisable on or before, the Business Day preceding the next Payment Date which evidence:

                  (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the


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         commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a short-term credit rating of at least P-1 by Moody's and A-1 by S&P;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a short-term credit rating of at least P-1 by Moody's and A-1 by S&P;

                  (d) investments in money market funds having a short-term credit rating of at least P-1 by Moody's and A-1 by S&P (including funds for which the Indenture Trustee or the Lease Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (b); and

                  (g) any other investment with respect to which the Administrative Agent has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on any Class of the Senior Notes or the Lease Trust Certificates.

         "Pool Balance" shall mean, with respect to any date, the sum of the Securitization Values with respect to Series 2000-1 Assets as of such date.

         "Program Operating Lease" shall mean the agreement dated [ ], 2000 between RCL Trust 2000-1, as Program Lessee, and the Lease Trustee, as Program Lessor, as amended from time to time.

         "Rating Agency" shall mean Moody's and S&P. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Lease

Trust, notice of which designation shall be given to the Indenture Trustee, the Lease Trustee and the Administrative Agent.

         "RCL Account" shall mean the account designated as such pursuant to
Section 5.1 of the RCL Trust Agreement.

         "RCL Trust 2000-1" shall mean RCL Trust 2000-1 governed by the RCL Trust Agreement.

         "RCL Trust Agreement" shall mean the amended and restated trust
agreement dated as of [          ], 2000 among Ford Credit as Grantor and
initial Beneficiary and the RCL Trustee, as amended from time to time in accordance with its terms.

         "RCL Trustee" shall mean First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as trustee of RCL Trust 2000-1.

         "Required Cash Collateral Amount" shall mean, with respect to any Payment Date (i) during the Revolving Period, an amount equal to the sum of (x) the lesser of (1) [2.5]% of the Initial Pool Balance on such Payment Date plus
(y) the Excess Cash Amount with respect to the preceding Collection Period, (ii) during the Amortization Period on which the Outstanding Amount of the Senior Notes is greater than zero (without giving effect to any payments on such Payment Date), an amount equal to the lesser of (x) if an Early Amortization Event shall not have occurred, [3.75]% of the Initial Pool Balance or, if an Early Amortization Event shall have occurred, [2.5]% of the Initial Pool Balance and (y) the Bond Balance on such Payment Date and (iii) on which the Outstanding Amount of the Senior Notes has been reduced to zero, the Bond Balance on such Payment Date.

         "Required Payment" shall mean, with respect to any Payment Date, (i) the Series 2000-1 Administrative Fee, plus (ii) the sum of any Monthly Payment Advances outstanding on the last day of the related Collection Period which the Administrative Agent has determined will not be reimbursed from Series 2000-1 Collections with respect to the related Series 2000-1 Leases, plus (iii) an amount equal to the excess, if any, of any Sale Proceeds Advances made with respect to Series 2000-1 Leased Vehicles which were sold or otherwise disposed of during the related Collection Period and the Sale Proceeds received with respect to such Series 2000-1 Leased Vehicles, plus (iv) the amount of interest accrued during the preceding Interest Accrual Period on the Outstanding Amount of each Class of the Senior Notes at their respective Senior Note Interest Rates together with any overdue interest plus interest on any overdue interest at the applicable Senior Note Interest Rate, on the Outstanding Amount of the Subordinated Notes at the Subordinated Note Interest Rate together with any overdue interest plus interest on any overdue interest at the Subordinated Note Interest Rate, and on the Aggregate Certificate Balance of the Lease Trust Certificates at the Certificate Interest Rate together with any overdue interest plus interest on any overdue interest at the Certificate Interest Rate, plus (v) the Monthly Pool Balance Decline, plus
(vi) the amount of any principal of the Senior Notes, the Subordinated Notes or the Lease Trust Certificates due on a prior Payment Date but not paid on such Payment Date and minus (vii) an amount equal to the Available Sale Proceeds on deposit in the Series 2000-1 Payment Account on the Payment Date (without giving effect to any withdrawals from or deposits to the Series 2000-1 Payment Account on such Payment Date).

         "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (i) the Amortization Date and (ii) the close of business on the Business Day immediately preceding the day on which an Early Amortization Event is deemed to have occurred.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securitization Value" shall mean, as of any date, with respect to each Series 2000-1 Lease and Series 2000-1 Leased Vehicle, the present value of (i) the remaining Constant Yield Payments scheduled to be paid by the related Lessee under such Series 2000-1 Lease (after giving effect to all payments made by or on behalf of such Lessee prior to such date, including any Monthly Payment Advances), plus (ii) the Residual Value of such Series 2000-1 Leased Vehicle as of the related Scheduled Lease End Date, discounted at the rate equal to the greater of (x) the Retail Operating Lease Factor specified in such Series 2000-1 Lease and (y) the Discount Rate.

         "Senior Note Interest Rate" shall mean, with respect to the Senior Notes of any Class, the annual rate at which interest accrues on the Senior Notes of the Class, as specified in Section 2.1 of the Indenture and in the Senior Notes.

         "Senior Noteholder" shall mean, as of any date, the Person in whose name a Senior Note is registered on the Senior Note Register. When used with respect to any Senior Note, the "related Senior Noteholder" shall mean, as of any date, the Person registered on the Senior Note Register with respect to such Senior Note.

         "Senior Notes" means (1) the Class A-1 ____% Asset Backed Senior Notes,
(2) the Class A-2 ____% Asset Backed Senior Notes, (3) the Class A-3 ____% Asset Backed Senior Notes, (4) the Class A-4 ____% Asset

Backed Senior Notes and (5) the Class A-5 ____% Asset Backed Senior Notes, each as issued by the Lease Trust pursuant to the Indenture and each as defined therein.

         "Series Issue Date" shall mean [                 ], 2000.

         "Series 2000-1" shall mean, collectively, the series of Certificates designated as the Series 2000-1 Specified Certificates in Section 1.1(b) of the Series 2000-1 Supplement.

         "Series 2000-1 Administrative Fee" shall mean, with respect to any Payment Date, the Specified Asset Administrative Fee payable to the Administrative Agent for services rendered in connection with servicing the Series 2000-1 Assets and administering the distributions of funds during the preceding Collection Period (including the payment of the fees and expenses of the Titling Company Agents, the Lease Trustee and the Indenture Trustee) which shall be equal, for the Collection Period preceding such Payment Date, the product of (i) one-twelfth of 1% and (ii) the Pool Balance as of the close of business on the first day of such Collection Period.

         "Series 2000-1 Administrative Purchase Amount" shall mean, as of the end of any Collection Period with respect to any Series 2000-1 Lease and Series 2000-1 Leased Vehicle, the sum of (i) the Securitization Value of the Series 2000-1 Lease and Series 2000-1 Leased Vehicle as of such date; minus (ii) the outstanding amount of the Payaheads received from the related Lessee; minus
(iii) the outstanding amount of the Monthly Payment Advances made by the Administrative Agent in respect of such Series 2000-1 Lease.

         "Series 2000-1 Asset Amount" shall mean the Specified Asset Amount with respect to Series 2000-1.

         "Series 2000-1 Assets" shall mean the Initial Series 2000-1 Assets and the Additional Series 2000-1 Assets.

         "Series 2000-1 Certificates" shall mean the series of Certificates issued by each Titling Company and designated as the "Series 2000-1 Certificates" representing in the aggregate a 100% beneficial interest or a 100% limited liability company interest, as applicable, in the Series 2000-1 Assets.

         "Series 2000-1 Collection Account" shall mean the account designated as such in Section 5.1(a) of the Series 2000-1 Supplement as the Series Collection Account for Series 2000-1.

         "Series 2000-1 Collections" shall mean, with respect to any Collection Period, the sum of the following amounts: (i) the Monthly Payments with respect to Series 2000-1 Leases and Series 2000-1 Leased Vehicles received by the Administrative

Agent, including applied Payaheads and the Aggregate Net Monthly Payment Advances with respect to such Collection Period; plus (ii) the Series 2000-1 Administrative Purchase Amounts deposited in the Series 2000-1 Collection Account pursuant to Sections 4.2, 4.5 and 4.7 of the Administrative Agency Agreement or Section 3.4 of the Asset Contribution Agreement plus (iii) the Sale Proceeds Advances with respect to Series 2000-1 Leased Vehicles; (iv) the Monthly Termination Sale Proceeds received by the Administrative Agent with respect to any Series 2000-1 Leased Vehicles in respect of which the Administrative Agent shall not have made a Sales Proceeds Advance; (v) the Liquidation Proceeds received by the Administrative Agent with respect to any Series 2000-1 Leased Vehicles in respect of which the Administrative Agent shall not have made a Sales Proceeds Advance; (vi) the Aggregate Excess Proceeds received by the Administrative Agent; plus (vii) Recoveries with respect to Series 2000-1 Leases and Series 2000-1 Leased Vehicles.

         "Series 2000-1 Cut-Off Date" shall mean, with respect to the Initial Series 2000-1 Assets, the Initial Series 2000-1 Cut-Off Date and with respect to any Additional Series 2000-1 Assets, the related Additional Series 2000-1 Cut-Off Date.

         "Series 2000-1 FCAL Administrator Fee" shall mean, with respect to any Collection Period, the Specified Asset FCAL Administrator Fee (as defined in the FCAL Agreement) with respect to the Series 2000-1 Assets of FCAL for such Collection Period.

         "Series 2000-1 FCALM Administrator Fee" shall mean, with respect to any Collection Period, the Specified Asset FCALM Administrator Fee (as defined in the FCALM Agreement) with respect to the Series 2000-1 Assets of FCALM for such Collection Period.

         "Series 2000-1 FCMTT Delaware Trustee Fee" shall mean, with respect to any Collection Period, the Specified Asset FCMTT Delaware Trustee Fee (as defined in the FCMTT Agreement) with respect to the Series 2000-1 Assets of FCMTT for such Collection Period.

         "Series 2000-1 FCMTT Michigan Trustee Fee" shall mean, with respect to any Collection Period, the Specified Asset FCMTT Michigan Trustee Fee (as defined in the FCMTT Agreement) with respect to the Series 2000-1 Assets of FCMTT for such Collection Period.

         "Series 2000-1 FCTT Trustee Fee" shall mean, with respect to any Collection Period, the Specified Asset FCTT Trustee Fee (as defined in the FCTT Agreement) with respect to the Series 2000-1 Assets of FCTT for such Collection Period.

         "Series 2000-1 Lease" shall mean each Specified Lease listed on Exhibit A to the Series 2000-1 Supplement and any schedule attached to Additional Series 2000-1 Specification Notices.

         "Series 2000-1 Leased Vehicle" shall mean each Specified Leased Vehicle listed on Exhibit A to the Series 2000-1 Supplement and any schedule attached to Additional Series 2000-1 Specification Notices.

         "Series 2000-1 Payahead Account" shall mean, the account designated as such pursuant to Section 5.1(b) of the Series 2000-1 Supplement as the Series Payahead Account for Series 2000-1.

         "Series 2000-1 Payment Account" shall mean the account designated as such pursuant to Section 5.1(c) of the Series 2000-1 Supplement.

         "Series 2000-1 Residual Loss" shall mean, with respect to any Collection Period and any Series 2000-1 Leased Vehicle for which the related Series 2000-1 Lease was subject to either a Normal Termination or an Early Normal Termination during such Collection Period, the positive amount, if any, equal to: (i) the Residual Value of such Series 2000-1 Leased Vehicle plus charges for any Excess Wear and Use and Excess Mileage with respect to such Series 2000-1 Leased Vehicle (whether collected or not); minus (ii) the Net Auction Proceeds with respect to such Series 2000-1 Leased Vehicle.

         "Series 2000-1 Securitization Net Credit Loss" shall mean, with respect to any Collection Period and (i) any Series 2000-1 Lease which became a Liquidated Lease during such Collection Period:(a) the Securitization Value of such Series 2000-1 Lease as of the last day of the preceding Collection Period; plus (b) any uncollected Excess Wear and Use and Excess Mileage, if the related Series 2000-1 Leased Vehicle was sold at auction (but not to a Dealer upon exercise of the related Dealer Purchase Option) during such Collection Period; plus (c) any uncollected Monthly Payments and unreimbursed Monthly Payment Advances with respect to the related Series 2000-1 Leased Vehicle, if such Series 2000-1 Leased Vehicle was sold (either to the related Dealer upon exercise of the related Dealer Purchase Option or at auction) during such Collection Period; minus (d) any other amounts received by the Administrative Agent with respect to such Series 2000-1 Lease during such Collection Period (excluding any Monthly Payments) and (ii) any other Series 2000-1 Lease (other than a Liquidated Lease) which terminated during such Collection Period: (a) any uncollected Excess Wear and Use and Excess Mileage, if the related

Series 2000-1 Leased Vehicle was sold at auction (but not to a Dealer upon exercise of the related Dealer Purchase Option) during such Collection Period; and plus (b) any uncollected Monthly Payments and unreimbursed Monthly Payment Advances with respect to the related Series 2000-1 Leased Vehicle, if such Series 2000-1 Leased Vehicle was sold (either to the related Dealer upon exercise of the related Dealer Purchase Option or at auction) during such Collection Period.

         "Series 2000-1 Specification Notice" shall have the meaning set forth in Section 1.1 of the Series 2000-1 Supplement.

         "Series 2000-1 Subsequent Cut-Off Date" shall mean the first day of each calendar month during the Revolving Period.

         "Series 2000-1 Supplement" shall mean the Series 2000-1 Supplement to
the Administrative Agency Agreement dated as of [         ], 2000 among Ford
Credit as Administrative Agent, each Titling Company and the Titling Company Agent.

         "Series 2000-1 Titling Company Agent Fee" shall mean, with respect to any Collection Period, the Specified Asset Titling Company Agent Fee with respect to the Series 2000-1 Assets for such Collection Period.

         "Subordinated Noteholder" shall mean, as of any date, the Person in whose name a Subordinated Note is registered on the Lease Trust Register. When used with respect to any Subordinated Note, the "related Subordinated Noteholder" shall mean, as of any date, the Person registered on the Lease Trust Register with respect to such Subordinated Note.

         "Subordinated Note Interest Rate" shall mean the per annum rate at
which interest accrues on the Subordinated Notes, which shall be [          ]%.

         "Subordinated Notes" shall mean the [          ]% Asset Backed
Subordinated Notes issued by the Lease Trust pursuant to the Lease Trust Agreement.

         "Transfer Agreement" shall mean the transfer agreement dated as of
[          ], 2000 between RCL Trust 2000-1, as transferor, and Lease Trustee, as transferee.

         "Transferor Purchase Option Net Proceeds" shall have the meaning set forth in Section 9.1 of the Program Operating Lease.

         "Transferor Purchase Option Price" shall mean, with respect to the Titling Company Interest in any Series 2000-1 Leased Vehicle, the Residual Value of such Series 2000-1 Leased Vehicle minus any amounts due from the related Lessee with respect to Excess Wear and Use and Excess Mileage which were uncollected as of the end of the Collection Period in which the related Auction Proceeds were received.